SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549

                                FORM 8-K

                             CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d)
                  OF THE SECURITIES EXCHANGE ACT OF 1934



                            December 31, 2002
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                     (Date of earliest event reported)


                          Banknorth Group, Inc.
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     (Exact name of registrant as specified in its charter)


Maine                                  001-31251                    01-0437984
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(State or other jurisdiction    (Commission File Number)          (IRS Employer
 of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine                  04112-9540
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(Address of principal executive offices)                             (Zip Code)


                              (207) 761-8500
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           (Registrant's telephone number, including area code)


                              Not Applicable
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(Former name, former address and former fiscal year, if changed since last report)



Item 5.    Other Events
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     As of the end of the day on December 31, 2002, following the receipt of all required regulatory and stockholder approvals, Banknorth Group, Inc. ("Banknorth") completed the acquisition of Warren Bancorp, Inc. ("Warren") pursuant to an Agreement and
Plan of Merger, dated as of August 8, 2002, between Banknorth and Warren (the "Agreement"). The acquisition was effected by means of the merger of Warren with and into Banknorth (the "Merger").

      Upon consummation of the Merger, each outstanding share of common stock of Warren (other than certain shares held by Warren) was converted into the right to receive $15.75 in cash or
0.7012 of a share of common stock of Banknorth, plus cash in lieu of any fractional share interest, subject to election and allocation procedures set forth in the Agreement which are intended to ensure that 50% of the outstanding shares of Warren common stock will be converted in the right to receive Banknorth common stock and 50% of the outstanding shares of Warren common stock will be converted into the right to receive cash.

     For additional information, reference is made to the press release of Banknorth, dated December 24, 2002, which is included as Exhibit 99.1 and is incorporated herein by reference.













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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
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     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     -----------         -----------

     2.1 Agreement and Plan of Merger, dated as of August 8, 2002 between Banknorth and Warren *

     99.1           Press Release, dated December 24, 2002

_________________

     * Incorporated by reference to the Current Report on Form 8-K filed by Banknorth with the Commission on August 13, 2002, as well as to Annex I to the Proxy Statement/Prospectus contained in the Registration Statement on Form S-4 (File No. 333-100033) filed with the Commission on September 24, 2002.




















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BANKNORTH GROUP, INC.


                              By:  /s/Peter J. Verrill
                                   -----------------------------------------
                                   Name:  Peter J. Verrill
                                   Title: Chief Operating Officer and Chief
                                          Financial Officer



Date:  January 2, 2003























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